                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                             J.D. EDWARDS & COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                                [JDEDWARDS LOGO]

                 NOTICE OF 2001 ANNUAL MEETING OF STOCKHOLDERS
                             TUESDAY, MARCH 6, 2001
                                   2:00 P.M.

Dear J.D. Edwards Stockholder:

     On Tuesday, March 6, 2001, we will hold our 2001 Annual Meeting of Stockholders at our World Headquarters at One Technology Way, Denver, Colorado 80237. The meeting will begin at 2:00 p.m., local time.

     Only stockholders of record who owned shares of our common stock at the close of business on January 5, 2001 may vote at this meeting or any adjournments that may take place. The purposes of the meeting are to:

          1. Elect two Class I directors for a term of three years;

          2. Ratify the appointment of PricewaterhouseCoopers LLP as J.D. Edwards' independent accountants for the 2001 fiscal year; and

          3. Transact other business as may properly come before the meeting.

     YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE TWO PROPOSALS DISCUSSED IN THIS PROXY STATEMENT.

     At the meeting, we will also report on our fiscal year 2000 business results and other matters of interest to stockholders.

     Your vote is important to us. Whether you plan to attend the meeting or not, please complete, date, sign, and return the enclosed proxy card promptly. If you attend the meeting and prefer to vote in person, you may do so.

     We look forward to seeing you at the meeting.

                                            By Order of the Board of Directors

                                                   /s/ RICHARD G. SNOW
                                                   Richard G. Snow, Jr.
                                            Vice President, General Counsel and
                                                         Secretary
                                                     January 26, 2001

                               TABLE OF CONTENTS

                                                               PAGE
                                                               ----
Questions and Answers.......................................     1
Proposals...................................................     3
Information About Nominees and Other Directors..............     4
Board and Committee Meetings................................     6
Directors' Compensation.....................................     7
Audit Committee Report......................................     7
Beneficial Owners and Management's Ownership of J.D. Edwards
  Stock.....................................................     8
Executive Compensation Report...............................    10
Compensation Committee Interlocks and Insider
  Participation.............................................    11
Compensation of Executive Officers..........................    12
Certain Relationships and Related Transactions..............    15
Section 16(a) Beneficial Ownership Compliance...............    15
Stock Performance Graph.....................................    16
Other Matters...............................................    16
Exhibit.....................................................   A-1

                                       (i)

                             QUESTIONS AND ANSWERS

Q.   WHAT MAY I VOTE ON?

A.   You may vote on the following two matters:
     - the election of the Class I nominees to serve on our Board of Directors
     - the approval of the appointment of the independent accountants for fiscal year 2001

     See "Information About Nominees and Other Directors," beginning on page 4, for more details.

Q.   HOW DOES THE BOARD RECOMMEND I VOTE ON THE PROPOSALS?

A. The Board recommends a vote for each of the Class I nominees and for the appointment of PricewaterhouseCoopers LLP as J.D. Edwards' independent accountants for fiscal year 2001.

Q.   WHO IS ENTITLED TO VOTE?

A. Stockholders of record as of the close of business on January 5, 2001, the Record Date, are entitled to vote at the Annual Meeting. As of the Record Date, 111,202,876 shares of J.D. Edwards common stock were outstanding.

Q.   HOW MANY VOTES DO I HAVE?

A. You are entitled to one vote for each share of J.D. Edwards common stock that you own as of the Record Date. The proxy card or cards indicate the number of shares of common stock that you own as of the Record Date.

Q.   HOW DO I VOTE?

A. Complete, sign, and date each proxy card you receive and return it in the prepaid envelope. If you return your signed proxy card, but do not mark the boxes showing how you wish to vote, your shares will be voted "FOR" the two proposals.

Q.   WHAT SHARES ARE INCLUDED ON THE PROXY CARD(S)?

A. The shares on your proxy card or cards represent all of your shares of J.D. Edwards common stock that you owned on the Record Date. If you are an employee of J.D. Edwards, this also includes those shares in your J.D. Edwards Employee Stock Purchase Plan account and shares held in custody for your account by Fidelity Investment, as trustee for the J.D. Edwards & Company Retirement Savings Plan.

Q.   HOW DO I REVOKE MY PROXY?

A. You have the right to revoke your proxy at any time before the meeting by doing one of the following:
     - delivering a later dated proxy card to J.D. Edwards' Secretary
     - notifying J.D. Edwards' Secretary in writing before the meeting
     - voting in person at the meeting

     Any written notice or subsequent proxy should be delivered to J.D. Edwards & Company, One Technology Way, Denver, Colorado 80237, Attention:
     Secretary, or hand delivered to the Secretary of the Company before the vote is taken at the meeting.

Q.   WHO WILL COUNT THE VOTE?

A. Representatives of Computershare Investor Services LLC, our transfer agent, will count the votes and act as the inspector of election.

Q.   IS MY VOTE CONFIDENTIAL?

A. Proxy cards, ballots, and voting tabulations that identify individual stockholders are mailed or returned directly to Computershare Investor Services and handled in a manner that protects your voting privacy. The transfer agent will not disclose your vote to management unless it is necessary to meet legal requirements. The transfer agent will, however, forward to management any written comments you make on the proxy card or elsewhere without disclosing your name unless it is necessary to meet legal requirements.

Q.   WHAT IS A QUORUM?

A. A quorum of stockholders is necessary to hold a valid meeting. A quorum will exist if stockholders entitled to cast at least a majority of all the votes entitled to be cast at the meeting are present at the meeting or represented by proxy.

Q.   WHAT IS THE REQUIRED VOTE TO TAKE ACTION ON THE TWO PROPOSALS?

A. The two Board nominees receiving the highest number of votes cast will be elected. The affirmative vote of a majority of votes cast is required to ratify the appointment of the independent accountants.

Q.   HOW ARE ABSTENTIONS AND BROKER NON-VOTES TREATED?

A. Abstaining votes and broker non-votes are counted as present for determining whether a quorum exists. Abstaining votes are deemed to be votes cast and are included in the tabulation of the voting results. Broker non-votes are not deemed to be votes cast and, as a result, broker non-votes are not included in the tabulation of the voting results on the election of directors or the appointment of the independent accountants and do not count as votes against such matters. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner as to how to vote on that item.

Q.   HOW WILL VOTING ON ANY OTHER BUSINESS BE CONDUCTED?

A. Although we do not know of any business to be considered at the 2001 Annual Meeting other than the proposals described in this proxy statement, if any other business is presented at the meeting, your signed proxy card gives authority to Richard G. Snow, Jr., Vice President, General Counsel, and Secretary and Rhonda A. Wagner, Securities Counsel, to vote on these matters at their discretion.

Q.   WHEN ARE THE STOCKHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING DUE?

A. All stockholder proposals to be considered for inclusion in next year's proxy statement must be submitted, in writing, to J.D. Edwards & Company, One Technology Way, Denver, Colorado 80237, Attention: Secretary by September 25, 2001. Stockholder proposals must comply with Rule 14a-8 of the Securities Exchange Act of 1934.

     Additionally, J.D. Edwards' advance notice bylaw provisions require that any stockholder proposal to be presented from the floor of the 2002 Annual Meeting must be submitted, in writing, to J.D. Edwards' Secretary, at the above address, not less than 60 days prior to the meeting. The advance notice must be accompanied by a brief description of the business to be brought before the meeting; the name and address of the stockholder; the class and number of shares held; and any material interest the stockholder has in the business. Proposals may be presented after our Board of Directors has determined that it is a proper matter for consideration under our bylaws. In addition to these procedures, a stockholder's notice with regard to nominations for the election of directors must contain specific information concerning the nominees.

Q.   WHO PAYS FOR THE PROXY SOLICITATION COSTS?

A. J.D. Edwards will pay all the costs of soliciting proxies. In addition to mailing proxy solicitation material, J.D. Edwards' directors and employees may also solicit proxies in person, by telephone, or by other electronic means of communication. J.D. Edwards will ask banks, brokers, other institutions, nominees, and fiduciaries to forward the proxy material to their principals and to obtain authority to execute proxies. J.D. Edwards will reimburse them for expenses.

                                   PROPOSALS

1. ELECTION OF DIRECTORS

     There are two Class I nominees up for reelection this year. Detailed information on each nominee is provided on pages 4 and 5 of this proxy statement. One of the three Classes of directors is elected each year, and directors serve for three-year terms.

     Two Class I directors are to be elected at this meeting for a three-year period ending in 2004. The Board of Directors has nominated Gerald Harrison and Delwin D. Hock for reelection. If either of the nominees is unable or declines to serve as a director at the time of the meeting, the proxies will be voted for a nominee designated by the present Board to fill the vacancy. We are not aware that any nominee will be unable or will decline to serve as a director.

     There is currently a vacancy in Class I of the Board of Directors created by the resignation of Douglas S. Massingill in April 2000. The Board of Directors is presently examining potential candidates to fill this vacancy; however, no nomination has been made as of the date of this proxy statement. Your proxies cannot be voted for a greater number of persons than the number of nominees named in this proxy statement.

     YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE TWO NOMINEES.

2. APPROVAL OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT ACCOUNTANTS

     The Audit Committee has recommended, and the Board has approved, the appointment of PricewaterhouseCoopers LLP as our independent accountants for fiscal year 2001 subject to your approval. They have unrestricted access to the Audit Committee to discuss audit findings and other financial matters. Representatives of PricewaterhouseCoopers LLP will attend the Annual Meeting to answer appropriate questions. They may also make a statement.

     YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS FOR FISCAL YEAR 2001.

                 INFORMATION ABOUT NOMINEES AND OTHER DIRECTORS

     The Board of Directors currently consists of eight members divided into three classes, with members of each class holding office for staggered three-year terms. There are currently three Class II directors whose terms expire in 2002, three Class III directors whose terms expire in 2003, and two Class I directors whose terms expire at this Annual Meeting. Each director serves in office until his respective successor is duly elected and qualified or until his earlier death or resignation. Any additional directors added to the Board will be distributed among the three classes so that, as nearly as possible, each class will consist of an equal number of directors.

NOMINEES FOR CLASS I DIRECTORS

GERALD HARRISON                             Director since January 1997
Age 68

     Gerald Harrison has been engaged in private research and writing since 1984. From 1982 to 1984, he was President and Chief Executive Officer of Stearns-Roger World Corporation, an engineering and construction firm, and for 14 years prior to that, he served in various other positions. Mr. Harrison holds an L.L.B. from the University of Colorado School of Law.

DELWIN D. HOCK                              Director since March 1997
Age 66

     Delwin D. Hock has been self-employed as a business consultant and private investor since July 1997. He retired from his positions as Chief Executive Officer of Public Service Company of Colorado, a utility services company, in January 1996 and as Chairman of the Board of Directors in July 1997. From September 1962 to January 1996, Mr. Hock held various management positions with Public Service Company, including President and Chief Operating Officer, President and Chief Executive Officer, and Chairman, President and Chief Executive Officer. Mr. Hock received his B.S. in accounting from the University of Colorado. He serves as a director of American Century Investors, RMI.Net, and Hathaway Corporation.

INCUMBENT CLASS II DIRECTORS

RICHARD E. ALLEN                            Director since September 1991
Age 43

     Richard E. Allen has been the Executive Vice President, Finance and Administration since May 2000 and the Chief Financial Officer and Assistant Secretary since January 1990. Mr. Allen served as the Senior Vice President, Finance and Administration from November 1997 until May 2000, as Vice President, Finance and Administration from January 1990 through October 1997, and as Treasurer from January 1990 to April 2000. From August 1985 to September 1994, Mr. Allen served as Controller of J.D. Edwards and as Secretary from March 1986 to January 1990. Mr. Allen holds a B.S. in business administration from Colorado State University.

HARRY T. LEWIS, JR.                         Director since March 1995
Age 67

     Harry T. Lewis, Jr. has been self-employed as a private investor and financial consultant since April 1988. From January 1981 to March 1988, he was Senior Vice President for Dain Bosworth Incorporated, an investment banking firm. Prior to that, Mr. Lewis was a partner with Boettcher & Company, an investment banking firm. Mr. Lewis has an A.B. from Dartmouth College and an M.B.A. from the Amos Tuck School of Business Administration at Dartmouth College. He serves as a director of The Berger Mutual Funds.

ROBERT C. NEWMAN                            Director since August 1978
Age 57

     Robert C. Newman is one of the co-founders of the Company. He is currently a professor at the University of Denver and manages private investments through his firm, Greenwood Gulch Ventures LLC.

From August 1978 until June 1997, he served in a number of management roles with J.D. Edwards, including Vice President of Complementary Technologies and Managing Director of J.D. Edwards & Company, Ltd. (U.K.). Dr. Newman holds a B.S. in industrial engineering from the University of California, Berkeley, an M.B.A. from the University of California, Los Angeles, and a Ph.D. in management from Golden Gate University.

INCUMBENT CLASS III DIRECTORS

MICHAEL J. MAPLES                           Director since January 1997
Age 58

     Michael J. Maples is currently retired and is operating a ranch. From April 1988 to July 1995, Mr. Maples held various management positions at Microsoft Corporation, most recently as Executive Vice President of the Worldwide Products Group. Prior to that, he served as a Director of Software Strategy for IBM. Mr. Maples holds a B.S. in electrical engineering from Oklahoma University and an M.B.A. from Oklahoma City University. He serves as a director of Lexmark International, Inc. and PSW Technologies.

C. EDWARD MCVANEY                           Director since March 1977
Age 60

     C. Edward McVaney resumed the positions of President and Chief Executive Officer of J.D. Edwards in April 2000. He is Chairman of the Board of Directors of J.D. Edwards, which he co-founded. Mr. McVaney held the positions of President and Chief Executive Officer from J.D. Edwards' inception in March 1977 to October 1998, except that Mr. McVaney did not act as President of J.D. Edwards from September 1987 through September 1991. Mr. McVaney holds a B.S. in mechanical engineering from the University of Nebraska and an M.B.A. from Rutgers University.

TRYGVE E. MYHREN                            Director since January 1997
Age 64

     Trygve E. Myhren is currently President of Myhren Media, Inc., which invests in media, telecommunications, Internet, and consumer products companies. From November 1990 to March 1996, he served as President of The Providence Journal Company, a company that owned and managed newspapers, broadcast television stations, cable television systems, programming networks, and interactive and multimedia ventures. During this same time, he was also Chief Executive Officer of King Holdings, an owner and manager of broadcast and cable television properties. From 1981 to 1988, Mr. Myhren served as Chairman and Chief Executive Officer of American Television and Communications Corporation, a publicly traded subsidiary of Time, Inc. During 1986 and 1987, Mr. Myhren also served as Chairman of the National Cable Television Association. Mr. Myhren has a B.A. in political science and philosophy from Dartmouth College and an M.B.A. from the Amos Tuck School of Business Administration at Dartmouth College. He serves on the boards of Peapod, Ltd., Advanced Marketing Services, Inc., and Dreyfus Founders Funds.

                          BOARD AND COMMITTEE MEETINGS

     The Board of Directors met, either in person or by telephone, 15 times during fiscal year 2000. Overall attendance at the Board and Committee meetings was 93%. Attendance was at least 75% for each director.

     The Board of Directors has an Audit, Compensation, Finance, and Governance and Nominating Committee.

     The Audit Committee reviews and reports to the Board on the quality and performance of both the internal and external accountants and auditors, the reliability of financial information, and the adequacy of financial controls and policies. The Committee also initiates and approves changes in any of these areas when necessary. A copy of the Audit Committee Charter is included as an exhibit to this proxy statement.

     The Compensation Committee reviews and reports to the Board on compensation and personnel policies and plans, including management development and succession plans, employee compensation and benefits, and administration of stock plans.

     The Finance Committee reviews and reports to the Board on J.D. Edwards' capital structure, capital expenditures, financing arrangements, risk management, and long range financial planning.

     The Governance and Nominating Committee acts on behalf of the Board in between Board meetings and periodically considers potential candidates to be nominated to the Board. The Committee then reports any actions taken at the next regular Board meeting. Actions of the Committee are generally limited to handling legal formalities and technicalities concerning administrative operations.

     The following table sets forth the members of each committee and the number of meetings held in fiscal year 2000:

-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
                                                                                      GOVERNANCE AND
                   NAME                       AUDIT      COMPENSATION     FINANCE       NOMINATING
-----------------------------------------------------------------------------------------------------
 Richard E. Allen                                                            X              X
-----------------------------------------------------------------------------------------------------
 Gerald Harrison                                    X                                       X
-----------------------------------------------------------------------------------------------------
 Delwin D. Hock                                     X                                       X
-----------------------------------------------------------------------------------------------------
 Harry T. Lewis, Jr.                                X                        X
-----------------------------------------------------------------------------------------------------
 Michael J. Maples                                             X
-----------------------------------------------------------------------------------------------------
 C. Edward McVaney
-----------------------------------------------------------------------------------------------------
 Trygve E. Myhren                                              X             X
-----------------------------------------------------------------------------------------------------
 Robert C. Newman                                                            X              X
-----------------------------------------------------------------------------------------------------
 NUMBER OF MEETINGS IN FISCAL YEAR 2000             4         10             4              1
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

                            DIRECTORS' COMPENSATION

     J.D. Edwards compensates each of its directors who are not employees of J.D. Edwards or its subsidiaries as follows:

        - $15,000 per year as an annual retainer

        - $1,500 for each Board meeting attended

        - $500 for each Board conference call attended

        - $1,500 for each committee meeting attended (directors do not receive a fee for a committee meeting attended that is held in conjunction with a Board meeting)

     Additionally, non-employee directors may elect to receive stock options, instead of the cash amounts described above, to purchase shares of J.D. Edwards common stock having a fair market value of the cash compensation they otherwise would have received. Only one non-employee director in fiscal year 2000 elected to receive stock options as compensation. Non-employee directors are also reimbursed for expenses incurred in attending meetings. J.D. Edwards does not compensate directors who are employees of J.D. Edwards or its subsidiaries.

     J.D. Edwards also grants non-employee directors non-qualified stock options to purchase 35,000 shares of J.D. Edwards common stock at the Annual Meeting at which the director is first elected to the Board and non-qualified stock options to purchase 7,000 shares of J.D. Edwards common stock each successive year they remain a director. These shares vest 25% on the first anniversary date of the grant and 1/48th each month thereafter. The exercise price for all options granted to non-employee directors is equal to the market price of the common stock on the date of grant. Non-employee directors are also eligible to receive discretionary grants under the J.D. Edwards 1997 Equity Incentive Plan. No discretionary grants were made during fiscal year 2000.

                             AUDIT COMMITTEE REPORT

     The J.D. Edwards & Company Audit Committee has (1) reviewed and discussed the audited financial statements with management, (2) discussed with PricewaterhouseCoopers LLP, its independent accountants, the matters required to be discussed by the Statement on Auditing Standards No. 61, and (3) received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, and has discussed the accountants' independence with the independent accountants. Based upon these discussions and reviews, the Audit Committee recommended to the Board that the audited financial statements be included in J.D. Edwards' Annual Report on Form 10-K for the fiscal year ended October 31, 2000 and filed with the Securities and Exchange Commission.

     The Audit Committee is composed of the following three directors, all of whom are independent directors as defined in Rule 4200(a)(14) of the National Association of Securities Dealers listing standards: Harry T. Lewis, Jr.; Delwin
D. Hock; and Gerald Harrison.

     The Board has adopted a written charter for the Audit Committee. The Charter will be included as an exhibit to the proxy statement for the 2001 Annual Meeting of Stockholders.

     Respectfully submitted by the members of the Audit Committee of the Board of Directors.

                                            Harry T. Lewis, Jr.
                                            Delwin D. Hock
                                            Gerald Harrison

       BENEFICIAL OWNERS AND MANAGEMENT'S OWNERSHIP OF J.D. EDWARDS STOCK

     The following table shows, as of January 5, 2001, how many shares of J.D. Edwards common stock is owned by (1) each person or entity known to beneficially own more than 5% of the outstanding shares; (2) each of the officers named in the Summary Compensation Table; (3) each director; and (4) all directors and executive officers as a group. Each stockholder listed can be reached at J.D. Edwards' principal offices, unless otherwise noted.

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
                                                                                NO. OF SHARES
                                                             OPTIONS            OF RETIREMENT
                                                           EXERCISABLE           SAVINGS PLAN         PERCENT
                                SHARES BENEFICIALLY       WITHIN 60 DAYS      STOCK BENEFICIALLY    BENEFICIALLY
NAME                                 OWNED(1)                 (1)(2)                OWNED              OWNED
-----------------------------------------------------------------------------------------------------------------
 Richard E. Allen(3)                   337,871                285,970               43,381             *
-----------------------------------------------------------------------------------------------------------------
 Gerry E. Bleau                         25,818                109,042                   25             *
-----------------------------------------------------------------------------------------------------------------
 David E. Girard                        43,400                250,505                5,807             *
-----------------------------------------------------------------------------------------------------------------
 Gerald Harrison                        11,540                 32,081                   --             *
-----------------------------------------------------------------------------------------------------------------
 Delwin D. Hock                         15,240                 32,081                   --             *
-----------------------------------------------------------------------------------------------------------------
 Harry T. Lewis, Jr.                    21,000                 57,281                   --             *
-----------------------------------------------------------------------------------------------------------------
 Michael J. Maples                      25,870                 19,958                   --             *
-----------------------------------------------------------------------------------------------------------------
 Douglas S. Massingill(4)               53,530                611,661               19,485             *
-----------------------------------------------------------------------------------------------------------------
 C. Edward McVaney(5)                4,799,843                     --               67,564           4.4%
-----------------------------------------------------------------------------------------------------------------
 Trygve E. Myhren                       20,040                 29,081                   --             *
-----------------------------------------------------------------------------------------------------------------
 Robert C. Newman(6)                 8,150,854                     --               61,171           7.4%
-----------------------------------------------------------------------------------------------------------------
 Michael A. Schmitt                     89,582                 50,874                   --             *
-----------------------------------------------------------------------------------------------------------------
 Donald C. White(7)                     58,583                 54,091               16,531             *
-----------------------------------------------------------------------------------------------------------------
 J.D. Edwards & Company
   Retirement Savings Plan           5,937,638                     --                   --           5.3%
-----------------------------------------------------------------------------------------------------------------
 FMR Corp.(8)                       11,901,860                     --                   --           10.7%
-----------------------------------------------------------------------------------------------------------------
 Kylee A. Fernalld(9)               10,866,467                     --                   --           9.8%
-----------------------------------------------------------------------------------------------------------------
 Kevin E. McVaney(9)                10,362,508                     --                   --           9.3%
-----------------------------------------------------------------------------------------------------------------
 Jack L. Thompson(10)                9,724,520                     --                   --           8.7%
-----------------------------------------------------------------------------------------------------------------
 All directors and executive
   officers as a group (20
   persons including those
   named above)                     13,792,980              1,973,330              294,674           14.2%
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

---------------

  *  Less than 1% of the Company's common stock

 (1) The number and percentage of shares beneficially owned is determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934 and the information is not necessarily indicative of beneficial ownership for any other purpose. Under this rule, beneficial ownership includes any shares as to which the individual or entity has voting power or investment power and any shares which the individual has the right to acquire within 60 days after January 5, 2001 through the exercise of any stock option or other right. Unless otherwise indicated in the footnotes, each person or entity has sole voting and investment power or shares voting and investment power with his or her spouse with respect to the shares shown as beneficially owned.

 (2) The amounts shown in this column represent shares of J.D. Edwards common stock that each person has the right to acquire as a result of the exercise of stock options within 60 days after January 5, 2001.

 (3) Includes 299,011 shares held by the Allen Family Trust, 21,660 shares held by the Allen Family Charitable Lead Trust, 3,200 shares held by the Allen Family Foundation, and 14,000 shares held of record by Mr. Allen's children.

 (4) Shares held by the Massingill Family Trust.

 (5) Includes 2,779,322 shares held by the C. Edward McVaney Trust and 1,270,521 shares held of record by Mr. McVaney's wife in the Carole Louise McVaney Trust.

 (6) Includes 4,953,619 shares held by Newkop Investments L.L.P., a company affiliated with Mr. Newman, 175,000 shares held of record by Mr. Newman's wife in each of the Judith Newman Grantor Retained Annuity Trusts 1 and 2, and 175,000 shares held of record by Mr. Newman in each of the Robert Newman Grantor Retained Annuity Trusts 1 and 2.

 (7) Shares held by the Donald C. and Mary G. White Family Trust.

 (8) As reflected on Form 13(g), filed on November 10, 2000, by FMR Corp. FMR Corp. may be reached at 82 Devonshire Street, Boston, Massachusetts 02109.

 (9) As reflected on Ms. Fernalld's and Mr. McVaney's Form 4 filings for November 2000.

(10) As reflected on Mr. Thompson's Form 13(g), filed on February 11, 2000.

                         EXECUTIVE COMPENSATION REPORT

     The Compensation Committee of the Board has responsibility to review and report to the Board on compensation and personnel policies, programs and plans, including management development and succession plans, employee compensation and benefits, and administration of stock plans. The purpose of this report is to summarize the principles, specific program objectives, and other factors considered by the Committee in reaching its determinations regarding executive compensation.

EXECUTIVE COMPENSATION POLICIES

     The objectives of J.D. Edwards' executive compensation program are to:

        - Attract, retain, and motivate highly qualified executive talent
        - Reward executives based on J.D. Edwards' performance
        - Align the compensation and interests of executive officers with the long-term interests of J.D. Edwards' stockholders

     J.D. Edwards' executive compensation program consists of base salary, cash bonuses, long-term incentives in the form of stock options, and the benefit programs generally available to all full-time employees.

     The Compensation Committee reviews the base salaries of executive officers annually. In its recommendation of base salary adjustments, the Committee considers individual performance and experience, relative scope of responsibility, and company performance, as well as the base salaries paid to executives in the competitive marketplace.

     J.D. Edwards' incentive compensation plan bonus awards in fiscal year 2000 were based on the following measures of the company's performance:

        - Customer satisfaction
        - Achievement of corporate profit
        - Achievement of license revenue

     J.D. Edwards establishes target levels of performance for the above measures under its annual business plans. Using the annual business plan for fiscal year 2000, J.D. Edwards funded a total bonus opportunity cash pool based upon the company's percentage performance against the annual business plan's target levels for the above measures. Then, an individual performance "management factor" of 0 to 2.0 times each individual's bonus opportunity, based upon achievement of the individual performance measures, was applied to calculate the actual bonus award for the year for each eligible employee. The management factor for each eligible employee was subjectively determined on the basis of an assessment of the individual's performance against qualitative performance factors, the financial performance of the specific business unit for which results the executive is responsible, or a combination of both. The management factor for the executive officers was determined by the President and Chief Executive Officer or other officer to whom each executive officer reports directly.

     Ownership of J.D. Edwards' common stock is a key and fundamental element of executive compensation. Executive officers, as well as other employees, are eligible to receive grants under the J.D. Edwards 1997 Equity Incentive Plan. This plan permits the Board or the Compensation Committee to grant stock options to officers and employees on terms the Board or the Committee may determine. Options granted have a term of 8 years and generally vest 25% at the end of the first year and 1/48th each month thereafter until fully vested four years from the date of grant. Options to purchase a total of 10,203,179 shares were granted to employees in fiscal 2000.

     The J.D. Edwards 1997 Employee Stock Purchase Plans for U.S. and Non-U.S. Employees permit employees to acquire J.D. Edwards common stock through payroll deductions and promote broad-based equity participation throughout the company. The Committee believes that the stock plans align the interests of employees with the long-term interests of stockholders.

     J.D. Edwards maintains the J.D. Edwards & Company Retirement Savings Plan to provide retirement benefits to its employees. The 401(k) portion of the Retirement Savings Plan provides benefits through tax deferred salary deductions for its U.S. employees who meet certain eligibility requirements. J.D. Edwards generally matches 50% of an employee's eligible contributions up to a maximum match of 3% of eligible compensation. This match is discretionary. The discretionary contribution portion of the Retirement Savings Plan is designed to invest primarily in J.D. Edwards common stock for the benefit of the U.S. employees. Company contributions are determined by the Board, in its discretion, and, if made, may be in the form of cash or J.D. Edwards common stock. J.D. Edwards may continue to make contributions of Company common stock or cash to the discretionary contribution portion of the Retirement Savings Plan.

CHIEF EXECUTIVE OFFICER COMPENSATION FOR FISCAL YEAR 2000

     C. Edward McVaney was appointed by the Board to the positions of President and Chief Executive Officer of J.D. Edwards as of April 6, 2000. Mr. McVaney earned a base salary of $120,000 and no cash incentives. His base salary took into consideration the performance factors described above. Mr. McVaney does not participate in J.D. Edwards bonus incentive compensation plan. Mr. McVaney received no option grants during fiscal year 2000. Douglas S. Massingill was promoted to the positions of President and Chief Executive Officer of the Company in November 1998 and served in those capacities until his resignation as President and Chief Executive Officer on April 6, 2000. Mr. Massingill earned an annual base salary of $254,291 and cash incentives of $25,000. Cash incentives approximated 10% of his base salary. Mr. Massingill was granted options to purchase 100,000 shares of common stock during fiscal year 2000.

     Respectfully submitted by the members of the Compensation Committee of the Board of Directors:

                                            Michael J. Maples
                                            Trygve E. Myhren

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     J.D. Edwards' Compensation Committee was formed to review and report to the Board on compensation and personnel policies, programs and plans, including management development and succession plans, employee compensation and benefits, and administration of stock plans. The Committee is currently composed of Mr. Myhren and Mr. Maples. No interlocking relationship exists between any member of the Board or Compensation Committee and the board of directors or compensation committee of any other company, nor has any interlocking relationship existed in the past.

                       COMPENSATION OF EXECUTIVE OFFICERS

SUMMARY COMPENSATION TABLE

     The following table sets forth certain information concerning total compensation received by the Chief Executive Officers and each of the five most highly compensated executive officers who served in those capacities during fiscal year 2000, the Named Executive Officers, for services rendered to J.D. Edwards during the last three fiscal years.

------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
                                                                                     LONG-TERM
                                                                  OTHER ANNUAL      COMPENSATION       ALL OTHER
                                        ANNUAL COMPENSATION       COMPENSATION         AWARDS         COMPENSATION
                                       ---------------------------------------------------------------------------------
                                                                                     SECURITIES
                                                                                     UNDERLYING
NAME AND PRINCIPAL POSITION   YEAR     BASE SALARY     BONUS                          OPTIONS
------------------------------------------------------------------------------------------------------------------------
 C. Edward McVaney........    2000      $120,000            --            --               --                 --
  President and Chief         1999       120,000            --            --               --                 --
  Executive Officer           1998       120,000      $ 20,227            --               --                 --
------------------------------------------------------------------------------------------------------------------------
 Douglas S. Massingill....    2000      $254,291      $ 25,000            --          100,000           $336,458(1)
  Former President and        1999       438,667       240,000            --          200,000                 --
  Chief Executive Officer     1998       328,125       133,088            --               --                 --
------------------------------------------------------------------------------------------------------------------------
 David E. Girard..........    2000      $344,153      $114,412      $113,993(2)       285,000                 --
  Executive Vice President    1999       327,092       200,000            --          120,000                 --
  and Chief Operating         1998       236,708       118,562            --           33,000                 --
  Officer
------------------------------------------------------------------------------------------------------------------------
 Richard E. Allen.........    2000      $297,815      $ 57,289            --          250,000                 --
  Executive Vice
    President.............    1999       277,088        60,000            --           45,000                 --
  and Chief Financial         1998       245,000        74,529            --           10,000                 --
  Officer
------------------------------------------------------------------------------------------------------------------------
 Donald C. White..........    2000      $234,026      $ 86,015      $  4,558          116,500                 --
  Senior Vice President,      1999       192,333       208,936         1,010           25,000                 --
  United States               1998       185,833       164,691            --           25,000                 --
------------------------------------------------------------------------------------------------------------------------
 Gerry E. Bleau(3)........    2000      $232,683      $ 85,535            --           99,500                 --
  Senior Vice President,      1999       144,478       120,178      $    162           25,000                 --
  Canada, Asia Pacific        1998       140,460        94,399           337           20,000                 --
  and Latin America
------------------------------------------------------------------------------------------------------------------------
 Michael A. Schmitt.......    2000      $264,575      $ 28,630      $    666           20,000           $333,960(4)
  Former Senior Vice          1999       232,000        65,796            --           40,000                 --
  President,                  1998       216,667       115,000            --           33,000                 --
  B2B E-Commerce
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

---------------

(1) Amount paid to Mr. Massingill pursuant to an arrangement in connection with his resignation as President and Chief Executive Officer in April 2000. Mr. Massingill remains an employee of the Company.

(2) Includes $61,835 in taxable moving expenses paid by the Company on Mr. Girard's behalf. Also includes $50,836 reimbursed to Mr. Girard for payment of taxes.

(3) Base salary and bonus compensation for fiscal 1998 and 1999 paid in Canadian dollars. Amounts shown have been converted to U.S. dollars utilizing an average annualized exchange rate of .6824 and .6694 for fiscal 1998 and fiscal 1999, respectively.

(4) Amount paid to Mr. Schmitt pursuant to an arrangement in connection with his resignation as Senior Vice President, B2B E-Commerce in July 2000.

OPTION GRANTS IN THE LAST FISCAL YEAR

     The following table sets forth, as to the Named Executive Officers, information concerning stock options granted during the 2000 fiscal year.

----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
                                                                                         POTENTIAL REALIZABLE VALUE AT
                                                                                            ASSUMED ANNUAL RATES OF
                                                                                         STOCK PRICE APPRECIATION FOR
                                                INDIVIDUAL GRANTS                               OPTION TERM(4)
                           -------------------------------------------------------------------------------------------
                              NO. OF        PERCENT OF
                            SECURITIES     TOTAL OPTIONS
                            UNDERLYING      GRANTED TO       EXERCISE
                             OPTIONS       EMPLOYEES IN      PRICE PER     EXPIRATION
          NAME              GRANTED(1)    FISCAL YEAR(2)       SHARE        DATE(3)           5%              10%
----------------------------------------------------------------------------------------------------------------------
 C. Edward McVaney.......         --              --              --              --              --              --
----------------------------------------------------------------------------------------------------------------------
 Douglas S. Massingill...    100,000           0.98%          $27.00        12/09/07      $1,289,130      $3,087,690
----------------------------------------------------------------------------------------------------------------------
                              60,000           0.59%           27.00        12/09/07         773,478       1,852,614
 David E. Girard (5).....    225,000           2.21%           13.06        07/31/08       1,403,271       3,361,079
----------------------------------------------------------------------------------------------------------------------
                              25,000           0.25%           27.00        12/09/07         322,282         771,922
 Richard E. Allen(6).....    225,000           2.21%           13.06        07/31/08       1,403,271       3,361,079
----------------------------------------------------------------------------------------------------------------------
                              40,000           0.39%           22.81        10/31/07         435,678       1,043,525
 Donald C. White.........     76,500           0.75%           10.50        05/23/08         383,516         918,588
----------------------------------------------------------------------------------------------------------------------
                              40,000           0.39%           22.81        10/31/07         435,678       1,043,525
 Gerry E. Bleau..........     59,500           0.58%           10.50        05/23/08         298,290         714,457
----------------------------------------------------------------------------------------------------------------------
 Michael A. Schmitt......     20,000           0.20%           27.00        12/09/07         257,826         617,538
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

---------------

(1) The options in this table are nonqualified stock options granted under the J.D. Edwards 1997 Equity Incentive Plan and have exercise prices equal to the fair market value of J.D. Edwards common stock on the date of grant. Except as otherwise noted, all options have 8-year terms and vest 25% on the first anniversary date of the grant and 1/48th each month thereafter.

(2) J.D. Edwards granted options to purchase 10,203,179 shares of common stock to employees in fiscal year 2000.

(3) The options in this table may terminate before their expiration as a result of the termination of the optionee's status as an employee or upon the optionee's disability or death.

(4) Under rules promulgated by the SEC, the amounts in these two columns represent the hypothetical gain or option spread that would exist for the options in this table based on an assumed stock price appreciation from the date of grant until the end of the options' eight-year term at assumed annual rates of 5% and 10%. The 5% and 10% assumed annual rates of appreciation are specified in SEC rules and do not represent J.D. Edwards' estimate or projection of future stock price growth. There can be no assurance that the actual stock price appreciation over the 8-year option term will be at the assumed 5% and 10% annual rates of compounded stock appreciation or at any other defined rate.

(5) The grant of 225,000 options to Mr. Girard was made on August 1, 2000, in connection with an employment agreement between J.D. Edwards and Mr. Girard, and will vest 100% on May 1, 2002. Vesting of these options is contingent upon Mr. Girard's continued employment with J.D. Edwards. See "Employment Contracts and Change in Control Arrangements" on page 14 of this proxy statement for a more detailed description of the vesting terms.

(6) The grant of 225,000 options to Mr. Allen was made on August 1, 2000, in connection with an employment agreement between J.D. Edwards and Mr. Allen, and will vest 100% on May 1, 2002. Vesting of these options is contingent upon Mr. Allen's continued employment with J.D. Edwards. See "Employment Contracts and Change in Control Arrangements" on page 14 of this proxy statement for a more detailed description of the vesting terms.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

     The following table sets forth, as to the Named Executive Officers, certain stock option information concerning the number of shares subject to both exercisable and unexercisable stock options and the value of the options as of October 31, 2000.

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
                                                         NUMBER OF SECURITIES              VALUE OF UNEXERCISED
                                                        UNDERLYING UNEXERCISED             IN-THE-MONEY OPTIONS
                          SHARES                      OPTIONS AT FISCAL YEAR END         AT FISCAL YEAR END($)(1)
                         ACQUIRED        VALUE       ----------------------------------------------------------------
        NAME            ON EXERCISE     REALIZED     EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
---------------------------------------------------------------------------------------------------------------------
 C. Edward McVaney             --              --           --               --                 --              --
---------------------------------------------------------------------------------------------------------------------
 Douglas S.
  Massingill                   --              --      560,028          247,534        $10,431,119      $  870,613
---------------------------------------------------------------------------------------------------------------------
 David E. Girard          132,173      $4,441,887      270,025          401,575          4,064,791       3,683,008
---------------------------------------------------------------------------------------------------------------------
 Richard E. Allen         171,630       6,100,941      246,095          311,726          4,655,519       3,532,092
---------------------------------------------------------------------------------------------------------------------
 Donald C. White           69,291       2,280,878       19,791          161,818              6,771       1,710,429
---------------------------------------------------------------------------------------------------------------------
 Gerry E. Bleau             5,000          66,694       89,610          126,142          1,454,532       1,144,219
---------------------------------------------------------------------------------------------------------------------
 Michael A. Schmitt       165,920       4,875,113       95,674               --            814,678              --
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

---------------

(1) Based on the fair market value of J.D. Edwards common stock at fiscal year end less the exercise price payable for the shares.

EMPLOYMENT CONTRACTS AND CHANGE IN CONTROL ARRANGEMENTS

     J.D. Edwards entered into Employment Agreements with Mr. Girard and Mr. Allen, effective as of May 1, 2000 and continuing for an initial term of two years through May 1, 2002. Under the terms of their respective agreements, Mr. Girard and Mr. Allen will receive certain salary and bonus compensation, contingent upon their continued and satisfactory performance of the duties specified in their agreements. In addition, Mr. Girard and Mr. Allen each received grants of 225,000 options, which will vest one hundred percent (100%) on May 1, 2002, or earlier if either Mr. Girard or Mr. Allen is terminated for reasons other than "Cause," "Performance," or "Disability," as defined in their agreements. If either Mr. Girard's or Mr. Allen's employment is terminated for reasons of Performance or Disability after May 1, 2001, their options will vest twenty-five percent (25%) on May 1, 2001, and 1/16th per month thereafter until the date of termination of employment, at which time all unvested options will be cancelled. Their options will be immediately cancelled if either resigns or is terminated for Cause any time prior to May 1, 2002. Mr. Girard and Mr. Allen are each entitled to certain severance payments in the event of their termination of employment for reasons other than for Cause. Each agreement will automatically renew for successive one-year periods thereafter unless either J.D. Edwards or Mr. Girard or Mr. Allen, as applicable, provides the other with written notice of intent not to renew no later than 30 days prior to the end of any period. Salary and bonus compensation, as well as subsequent option grants, if any, for renewal periods will be established by a written addendum to Mr. Girard's and Mr. Allen's employment agreements to be approved by the Compensation Committee of the Board.

     J.D. Edwards maintains a Management Change in Control Plan in which the executive officers participate. The Company's Management Change in Control Plan provides for severance payments to be made to participants under circumstances which, following a "change in control" of J.D. Edwards (as defined in the Plan), are deemed to be an involuntary termination of such participant's employment with J.D. Edwards. The severance payments are determined based upon a formula that takes into account each participant's annual compensation at the time of involuntary termination and the average bonus received by a participant over the preceding three years.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     J.D. Edwards did not enter into any transactions nor did any business relationships exist during the last fiscal year that require disclosure under this section. Any future transactions between the Company and any director or executive officer will be subject to approval by a majority of the disinterested members of the Board.

                 SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires J.D. Edwards' directors, executive officers, and holders of more than 10% of J.D. Edwards common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of J.D. Edwards. Except as described below, based solely upon a review of reports submitted and representations made to J.D. Edwards, we believe that, during fiscal year 2000, our executive officers, directors, and 10% stockholders complied with all applicable Section 16(a) filing requirements, except that Messrs. James L. Foos, David E. Girard, Nigel R. Pullan, and Donald
C. White each filed one late report detailing initial ownership or reporting sales, and Messrs. Richard E. Allen, Gerry E. Bleau, Brian A. McKeon, and Robert
C. Newman each filed two late reports detailing initial ownership or reporting sales.

                            STOCK PERFORMANCE GRAPH

     The following graph compares the cumulative total return to stockholders on J.D. Edwards common stock with the cumulative total return of the S&P 500 Index and the Morgan Stanley Technology Index. The graph assumes that $100 was invested on September 23, 1997 (the day of J.D. Edwards' initial public offering) in J.D. Edwards common stock, the S&P 500 Index, and the Morgan Stanley Technology Index, including reinvestment of dividends. No dividends have been declared or paid on J.D. Edwards common stock. Note that historic stock price performance is not necessarily indicative of future stock price performance.
[GRAPH]

                                                  JD EDWARDS & COMPANY               S&P 500            MORGAN STANLEY TECHNOLOGY
                                                  --------------------               -------            -------------------------
9/23/97                                                  100.00                      100.00                      100.00
10/97                                                     97.19                      101.95                       91.01
10/98                                                     93.61                      124.37                      130.35
10/99                                                     68.42                      156.30                      238.01
10/00                                                     73.96                      165.82                      259.70

                                 OTHER MATTERS

     The Board of Directors is not aware of any other business that will be presented for consideration at the Annual Meeting other than what has been described above. If any other matters are properly presented at the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on these matters.

                                            THE BOARD OF DIRECTORS

Denver, Colorado
January 26, 2001

                                   EXHIBIT A
                        CHARTER FOR THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS
                           OF J.D. EDWARDS & COMPANY

PURPOSE:

     The Audit Committee will make such examinations as are necessary to monitor the corporate financial reporting and the internal and external audits of J.D. Edwards & Company and its subsidiaries (the "Company"), to provide to the Board of Directors the results of its examinations and recommendations derived therefrom, to outline to the Board improvements made, or to be made, in internal accounting controls, to select independent auditors, and to provide to the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require Board attention.

     In addition, the Audit Committee has the authority to undertake the specific duties and responsibilities listed below and will have the authority to undertake such other specific duties as the Board of Directors from time to time prescribes.

MEMBERSHIP:

     The Audit Committee shall consist of at least three (3) members of the Board, all of whom shall be independent directors, in accordance with the rules of the Nasdaq Stock Market Inc.'s Nasdaq National Market and the standards set forth in the SEC's Blue Ribbon Committee Report on Improving the Effectiveness of Corporate Audit Committees. The members of the Audit Committee shall be appointed by and shall serve at the discretion of the Board of Directors.

RESPONSIBILITIES:

     The Audit Committee has the authority to undertake the following duties and responsibilities:

          1. Reviewing on a continuing basis the adequacy of the Company's system of internal controls, policies and procedures;

          2. Reviewing on a continuing basis the activities, organizational structure and qualifications of the Company's internal audit function;

          3. Prior to the annual independent audit, reviewing with the independent auditors and management the auditors' proposed audit scope and approach and the areas of audit emphasis;

          4. Conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors and their judgment about the quality of the Company's accounting principals; the form and content of the Company's financial statements and disclosures; and the required communications from the independent auditors under generally accepted auditing standards and Securities and Exchange Commission regulations;

          5. Reviewing and discussing with management before release the audited financial statements and Management's Discussion and Analysis in the Company's Annual Report on Form 10-K;

          6. Receive from the independent auditors formal quarterly disclosures regarding the auditors' independence required by the Independence Standards Board Standard No. 1 and discuss with the independent auditors their independence;

          7. Based upon the review and discussions with management and the independent auditors, including the independent auditors' disclosure regarding independence, recommend to the Board of Directors that the financial statements be included in the Annual Report on Form 10-K;

          8. Reviewing the performance of the independent auditors;

          9. Reviewing and recommending the selection and retention of independent auditors to the Board of Directors;

          10. Reviewing, before release, the unaudited quarterly operating results in the Company's quarterly earnings release and discussing with the independent auditors the quarterly review prior to filing the 10-Q;

          11. Overseeing compliance with SEC requirements for disclosure of auditors' services and audit committee members and activities;

          12. Reviewing management's monitoring of compliance with the Company's Standards of Business Conduct and with the Foreign Corrupt Practices Act;

          13. Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company's financial statements;

          14. Providing oversight and review of the Company's asset management policies, including an annual review of the Company's investment policies and performance for cash and short-term investments;

          15. If necessary, instituting special investigations and, if appropriate, hiring special counsel or experts to assist;

          16. Reviewing related party transactions for potential conflicts of interest;

          17. Providing a forum for the independent auditors to meet in closed session with the Audit Committee;

          18. Reviewing with senior management and the independent auditors the Company's accounting and financial personnel resources;

          19. Reviewing any dispute between management and the independent auditors and recommending action to the Board of Directors;

          20. Perform other oversight functions as requested by the full Board of Directors;

          21. Coordinating with other committees of the Board of Directors to ensure responsibilities are being allocated appropriately pursuant to the committees' respective charters;

          22. Reviewing annually, and modifying as necessary, this Audit Committee Charter;

          23. Disclose in the proxy statement 1) that the Board of Directors has adopted a written charter for the Audit Committee and include a copy every three years, and 2) whether the Audit Committee members are "independent";

          24. Include in the proxy statements an Audit Committee report containing certain statements regarding responsibilities No. 4-7 above, required by the Securities and Exchange Commission Rule on Audit Committee Disclosure effective January 1, 2000.

     In addition to the above responsibilities, the Audit Committee will undertake such other duties as the Board of Directors delegates to it, and will report, at least annually, to the Board regarding the Committee's examinations and recommendations.

MEETINGS:

     It is anticipated that the Audit Committee will meet at least four (4) times each year. However, the Audit Committee may establish its own schedule, which it will provide to the Board of Directors in advance. Each meeting will include an executive session which will allow the Audit Committee to maintain free and open communications with the Company's independent auditors.

     The Audit Committee will meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company at least annually to review the financial affairs of the Company. The

Audit Committee will meet with the independent auditors of the Company, at such times as it deems appropriate, to review the independent auditors' examination and management report. The Audit Committee is authorized, by majority vote or unanimous written consent of its members, to adopt its own rules of procedure, including the formalities of calling, noticing, and holding meetings and for the taking of action of the Audit Committee by vote at any such meeting or by unanimous written consent of the members thereof, and that unless and until any such procedures are formally adopted by the Audit Committee, the procedures with respect to calling, noticing, and holding meetings of the Audit Committee and conducting business of the Audit Committee shall be the same as those provided in the Bylaws of the Company with respect to calling, noticing, and holding meetings of and taking action by the Board of Directors.

REPORTS:

     The Audit Committee may report its summaries of recommendations to the Board in written or oral form. The Audit Committee recommendations will be incorporated as a part of the minutes of the Board of Directors meeting at which those recommendations are presented.

MINUTES:

     The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

OTHER:

     The Audit Committee shall have the right, as and when it shall determine to be necessary or appropriate to the functions of the Audit Committee:

         (i) at the expense of the Company and not at the expense of the members thereof, to retain counsel (which may be, but need not be, the regular corporate counsel to the Company) and other advisors to assist it in connection with its functions; and

         (ii) to request from the Chief Executive Officer and the Chief Financial Officer of the Company and from any representative of the independent auditors to the Company participating in such independent auditors' engagement by the Company, and to rely upon, advice, orally or in writing, concerning aspects of the operation or financial condition of the Company relevant to the functions of the Audit Committee.

     The officers of the Company are requested to cooperate with the Audit Committee and to render assistance to it as it shall request in carrying out its functions.

Approved By:

                                                 /s/ HARRY T. LEWIS, JR.
                                            ------------------------------------

November 30, 2000

                                                   /s/ DELWIN D. HOCK
                                            ------------------------------------

November 30, 2000

                                                   /s/ GERALD HARRISON
                                            ------------------------------------

November 30, 2000

                             J.D. EDWARDS & COMPANY
PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.        [X]



                                                                            WITHHOLD
                                                                           AUTHORITY
                                                         FOR ALL          TO VOTE FOR            FOR ALL NOMINEES, EXCEPT
                                                         NOMINEES         ALL NOMINEES      VOTE WITHHELD FOR THOSE NAMED BELOW:
1.  Election of Class I Directors                          [ ]                [ ]                          [  ]
    Nominees:  01. Gerald Harrison,
               02. Delwin D. Hock

                                                                                            ---------------------------------------
                                                                                            Nominee Exceptions


2.  Ratification of the appointment of
    PricewaterhouseCoopers LLP as independent              FOR              AGAINST                      ABSTAIN
    accountants of J.D. Edwards & Company                  [ ]                [ ]                         [  ]
    for the fiscal year ending October 31, 2001


                                                                          MARK HERE FOR ADDRESS CHANGE
                                                                                AND NOTE AT LEFT    [  ]

                                                                          Please sign exactly as your name appears on this form. If
                                                                          your shares are registered in more than one name, whether
                                                                          as joint tenants, as community property, or otherwise,
                                                                          each of you should sign. When signing as attorney,
                                                                          executor, administrator, trustee, guardian, or in another
                                                                          fiduciary capacity, please give your full title. If a
                                                                          corporation, the president or other authorized person
                                                                          should sign and indicate his or her title and the full
                                                                          corporate name. If a partnership, an authorized person
                                                                          should sign and indicate his or her title and the full
                                                                          partnership name.


                                                                          ---------------------------------------------------------
                                                                          Signature                          Date

                                                                          ---------------------------------------------------------
                                                                          Signature                          Date

-----------------------------------------------------------------------------------------------------------------------------------

                            * FOLD AND DETACH HERE *

           PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY FORM PROMPTLY
                          USING THE ENCLOSED ENVELOPE.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                            OF J.D. EDWARDS & COMPANY
             FOR THE ANNUAL MEETING OF STOCKHOLDERS ON MARCH 6, 2001

By signing on the reverse side, you acknowledge receipt of the Notice of Annual Meeting of Stockholders of J.D. Edwards & Company and the accompanying Proxy Statement, each dated January 26, 2001, and appoint Richard G. Snow, Jr. and Rhonda A. Wagner, or either of them, proxies and attorneys-in-fact, each with full power of substitution, to represent you at the Annual Meeting, to be held Tuesday, March 6, 2001 at 2:00 p.m., local time, at J.D. Edwards & Company's World Headquarters at One Technology Way, Denver, Colorado and at any adjournment thereof, and to vote all shares of Common Stock of the Company held of record by you on January 5, 2001 as specified upon the proposals listed on the reverse side.

     IN ORDER TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING OF STOCKHOLDERS, PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTY IN THE ENCLOSED ENVELOPE.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS AND AS DEEMED ADVISABLE BY THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSALS.